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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                Current Report

          Pursuant to Section 13 or 15(d) of the Securities Exchange
              Act of 1934 Date of Report (Date of earliest event
                         reported): December 31, 1998

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                      IRVINE APARTMENT COMMUNITIES, INC.
            (Exact Name of Registrant as Specified in Its Charter)


        Maryland                    0-12478                     33-0698698
------------------------    ------------------------    ------------------------
(State of Incorporation)    (Commission File Number)         (I.R.S. Employer
                                                          Identification Number)


 550 Newport Center Drive, Suite 300,
 Newport Beach, California                                        92660
----------------------------------------------------      ----------------------
    (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code: (949) 720-5500

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     Item 5.   Other Events

     On December 31, 1998, the Special Committee of the Board of Directors of Irvine Apartment Communities, Inc. received a letter from TIC
Acquisition LLC extending the time to respond to the previously received acquisition proposal by TIC Acquisition LLC to January 18, 1999.

     A copy of TIC Acquisition letter is filed as an Exhibit hereto.



     Item 7.   Exhibit

                                    EXHIBIT

Exhibit 99.1  -  Letter dated December 31, 1998 from TIC Acquisition LLC to the Special Committee of the Board of Directors of Irvine Apartment Communities, Inc. (incorporated by reference to Exhibit 99.6 to Amendment No. 18 to the
                 Schedule 13D of The Irvine Company et al. filed on January 5, 1999 with respect to the common stock of Irvine Apartment Communities, Inc.)


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IRVINE APARTMENT COMMUNITIES, INC.


Date:   January 6, 1999               By:   /s/  Shawn Howie
                                            ---------------------------------
                                            Shawn Howie
                                            Vice President, Corporate Finance
                                               and Controller